UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21593

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KAYNE ANDERSON ENERGY
INFRASTRUCTURE FUND, INC.

(Exact name of registrant as specified in charter)

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717 Texas Avenue, Suite 2200, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Michael J. O’Neil
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 2200, Houston, Texas 77002
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2025

Date of reporting period: May 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Reports to Stockholders.

The report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2025 is attached below.

KAYNE ANDERSON

ENERGY INFRASTRUCTURE FUND, INC. (KYN)

SEMI-ANNUAL REPORT

May 31, 2025

KAYNE ANDERSON

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy infrastructure company industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Company could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Company’s concentration of investments in energy infrastructure companies subjects it to the risks of midstream, renewable infrastructure and utility entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

June 20, 2025

Dear Fellow Stockholders,

We are pleased to provide an update on KYN’s performance and portfolio positioning, along with our perspective on recent developments in the energy and power infrastructure markets. It was an eventful quarter, and our near-term outlook is evolving in real time. Notwithstanding these events: (i) our bullish longer-term outlook for KYN’s investments remains in place and (ii) we believe the Company is well positioned to navigate this dynamic market backdrop.

KYN’s fiscal Q2 performance overview:

•   Net Asset Return was -3.7%;(1)

•   Underperformed the Alerian Midstream Energy Index (AMNA) by 180 basis points;(2),(3)

•   Outperformed the broad energy sector (XLE) by 590 basis points; and(4)

•   Maintained conservative leverage levels with ample downside cushion.(5)

Performance and Positioning

As of May 31, 2025, approximately 94% of KYN’s portfolio was allocated to midstream companies, 2% to power infrastructure, and 4% to other investments. At quarter end, our top ten holdings represented approximately 76% of total investments.

There was no shortage of “market moving” news during fiscal Q2. On April 2nd, the Trump administration announced a package of large tariffs on global trading partners (“Liberation Day”), which then quickly developed into what is best described as a “trade war” with China. On that same day, OPEC+ announced plans to accelerate the unwind of its voluntary production cuts — increasing crude oil supply estimates alongside potential downward revisions to estimated demand growth. Put simply, crude oil prices (and in turn, the energy sector) were facing headwinds on both sides of the supply/demand equation. Further, the assertive posture, rapid escalation and day-to-day fluctuations in stated trade policies by the U.S. administration has created meaningful uncertainty about the outlook for the global economy.

Importantly, we have proactively taken steps over the last few quarters to better insulate KYN from heightened volatility. These steps include maintaining conservative leverage levels with a significant downside cushion — in fact, we further reduced leverage during the quarter and increased KYN’s downside cushion to approximately 60% — and within the portfolio, we increased KYN’s exposure to larger and more diversified businesses and companies with natural gas-exposed value chains. We believe these actions were well-timed and in our stockholders’ best interests.

We plan to continue to manage KYN with a defensive mindset but will remain proactive and poised to take advantage of opportunities as they arise. While we are frustrated with any quarter in which the Company delivers negative returns, KYN’s decline was relatively modest given the market’s heightened volatility during the quarter.

____________

Note: relevant footnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

We also believe it is important to consider this quarter’s performance in the context of how the Company (and the sector) has performed over the last twelve months. We highlight the following statistics about KYN’s performance since May 2024:

•   Net Asset Return was 29.2%; and(1)

•   KYN was the best performing actively managed fund focused on the midstream sector (out of a universe of 33 funds).(6)

	Equity Market Indices			Energy Indices			KYN(1)
	S&P 500	DJIA	NASDAQ	AMNA(3)	XLU(7)	XLE(4)
Fiscal Q2(8)	(0.4)%	(3.1)%	1.6%	(1.9)%	4.2%	(9.6)%	(3.7)%
Fiscal YTD(9)	(1.3)%	(5.1)%	(0.2)%	(3.8)%	0.4%	(13.1)%	(4.7)%
Last Twelve Months	13.5%	11.2%	15.0%	31.3%	16.2%	(9.5)%	29.2%

Two Competing Variables: Shifting Trade Policy and OPEC+ Supply

Evolving U.S. Trade Dynamics and Global Oil Demand Impact

On April 2nd, the Trump administration announced a large package of tariffs on global trading partners, attempting to combat “unfair trading practices” and revitalize domestic manufacturing activity. The administration’s actions were far more aggressive than expected, and financial markets declined rapidly in response to this news. While this announcement was widely viewed as a “starting point” in broader negotiations, this posture increases the stakes in these discussions. It also increases the potential for serious economic fallout if negotiations are unsuccessful. It is too early to draw firm conclusions, but these events are likely to drive some degree of weaker global economic growth along with creating upward pressure on inflation. The energy sector was neither clearly advantaged nor disadvantaged by these developments. The potential for downward revisions to economic growth would result in downward revisions to global oil demand growth — one of the reasons we are weighted toward natural gas. However, the direct impact from tariffs is limited, as the sector is not heavily reliant on imports or global supply chains.

If the administration’s strategy proves successful, the re-shoring of domestic manufacturing activity would be positive for domestic energy businesses. This megatrend is not just the result of tariff policy and should persist regardless of how this episode evolves, but there is potential for this re-shoring shift to accelerate relative to prior expectations. Re-shoring is one of multiple tailwinds for U.S. natural gas value chains, along with A.I. and liquefied natural gas (LNG) development.

OPEC+ Actions, Oil Price Stability and Geopolitical Events

On the same day as “Liberation Day,” OPEC+ announced plans to accelerate monthly supply increases (i.e., produce more oil). This is being done to unwind supply curtailments that were put in place during 2023. This represents an important shift in OPEC+ policy — the group appears to be less willing to support oil prices in the short term. Undoubtedly, many factors contributed to this revised mindset. Crude oil prices promptly declined by ~$10 per barrel, trading as low as the high $50s in the days following the announcement.

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Note: relevant footnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

Recent actions taken by OPEC+ reinforce the concept of a strategic shift in the group’s near-term priorities. OPEC+ has announced production increases for June and July, bringing the total rollback to 960,000 barrels per day, or nearly 44% of the original voluntary cuts. Several key members have voiced support for the phasing out approach, with commentary increasingly that the organization is focused on pressuring non-compliant members as well as countering supply growth from non-OPEC sources (including U.S. shale) over the past several years. While we expect OPEC+ to be a rational economic party and continue to play a buffering role in the crude oil markets over the long term, the group appears less willing to play that role today.

The combination of potentially weaker demand (from shifting tariff policy) and stronger supply (from shifting OPEC+ policy) is reason for a cautious stance on oil prices. We see potential for a supply surplus to persist over the next 18 months, which would likely place further downward pressure on crude oil prices. Investors are very aware of this setup, and sentiment around oil-focused companies was bearish for most of the second quarter.

However, that is only part of the near-term equation. Geopolitical unrest and the potential for supply disruptions remain a major variable that could alter the near-term outlook. We are closely monitoring the hostilities between Israel and Iran that began in June. While there have not yet been any supply disruptions in the Middle East, shipping interference or broader escalation of hostilities could materially tighten global oil flows. While OPEC+ should be well positioned to backfill “lost” supply, events have unfolded thus far in an unexpected manner and the potential for a meaningful escalation (and, consequently, a disruption in supply) cannot be ruled out.

An Eventful Earnings Season Against a Volatile Macroeconomic Backdrop

This was one of the more eventful earnings seasons in the last few years, but not because of earnings releases from companies in the midstream sector. Exploration and production (E&P) and oil field services companies were the focus within the energy sector as investors gauged the impact of lower crude oil prices on domestic activity levels.

Diamondback Energy (FANG) was the first large-cap E&P to report earnings results. The company reduced activity levels and shared a very direct message about the potential for a downcycle for U.S. shale. The press release caught people’s attention and was shared throughout the industry. Service companies, meanwhile, also messaged a reduction in North American E&P spending. As the quarter progressed, however, sentiment improved with recognition that Diamondback may have been a touch preemptive with their distinctly negative call.

Despite slowing domestic production growth, it is important to recognize that domestic production is still growing. Even in an environment with flat U.S. crude oil production, we would still expect meaningful associated gas and natural gas liquids (NGLs) production growth. In our opinion, while volatility in the upstream sector can create headlines, the underlying volume trends for midstream — especially in natural gas and NGLs — remain on an upward path. Further, a modest slowdown in upstream activity levels is not implicitly bad for midstream companies. Lower-than-expected capital expenditures levels should increase midstream companies’ free cash flow levels and, in turn, give them the ability to increase their capital return strategies. Further, it is important to realize that the sector’s balance sheet strength and free cash flow generation provides this additional flexibility through a potential down cycle.

____________

Note: relevant footnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

The Case for Natural Gas Continues to Strengthen

While the setup for crude oil prices may be weaker in the short-term, natural gas demand drivers remain strong. The case for industrial re-shoring, A.I. and LNG development continues to improve. We expect structurally higher natural gas prices (albeit more volatile) to incentivize continued production growth. As we discussed in prior letters, we believe midstream companies with natural gas value chains are well positioned to capture that opportunity.

Relative performance has been consistent with this view. Gas-focused midstream companies have meaningfully outperformed oil/liquids-focused companies for the fiscal year-to-date, and particularly since “Liberation Day.” On average, gas-focused midstream companies returned 2% during fiscal Q2 relative to a 15% decline for oil/liquids-focused names.(10) Valuations reflect this bifurcation as well. Based on average enterprise value to 2026 EBITDA valuation multiples, gas-focused midstream companies trade at a ~3x premium to oil/liquids-focused names, or ~12x EV/EBITDA compared to ~9x EV/EBITDA, respectively.(10) The market response is not surprising, and we think this divergence in valuations could become more pronounced until the outlook for crude oil improves.

Outlook: Navigating an Uncertain Environment

As we look ahead to the second half of 2025, we remain constructive on the long-term fundamentals underpinning KYN’s investments, even as policy and macroeconomic volatility complicate the path forward. While markets remain reactive to shifting headlines and policy developments, the underlying investment case for energy infrastructure continues to strengthen. The sectors in which we invest are benefiting from durable, demand-led growth that is resistant to near-term market volatility.

Our conviction in the midstream sector’s ability to generate low-to-mid teens total returns over the next five years is unchanged.(11) The drivers, which include long-term volume growth in natural gas and NGLs, a surge in LNG feedgas demand, electrification and A.I.-driven load expansion, and durable, regulated rate base growth in power infrastructure, all remain intact. These structural tailwinds continue to support cash flow visibility, and we continue to expect mid-single-digit dividend and cash flow growth across KYN’s portfolio.

We appreciate your investment in KYN and your trust and confidence in our strategy. We remain focused on disciplined portfolio management, capital preservation and generating attractive after-tax returns over the long run. As always, we encourage you to visit www.kaynefunds.com for additional insights and commentary.

Sincerely,

James C. Baker, Jr.
Chairman of the Board
President and Chief Executive Officer

For more information:
cef@kaynecapital.com // 877.657.3863

www.kaynefunds.com

____________

Note: relevant footnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

(1)	Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).
(2)	Relative performance commentary based on the difference between the Company’s Net Asset Return and the total return of the Alerian Midstream Energy Index (AMNA).
(3)	The benchmark for the midstream sector is the Alerian Midstream Energy Index (AMNA).
(4)

The benchmark for the broad U.S. energy sector is the Energy Select Sector SPDR Fund (XLE), which is an exchange — traded fund (“ETF”) linked to the Energy Select Sector Index (IXE), a subset of the S&P 500.

(5)

Downside cushion reflects the decrease in total asset value that could be sustained while maintaining compliance with leverage levels under the Investment Company Act of 1940, as amended, and KYN’s financial covenants.

(6)

Fund universe includes AMZA, CCCNX, CSHZX, EGLIX, EIPI, EIPIX, EMLP, EMO, GLEPX, GMLPX, HMSIX, IMLPX, INFIX, KYN, MDST, MLPNX, MLPOX, MLPTX, MLPZX, MLXIX, NML, NXG, PRPZX, RMLPX, SAIEX, SMLPX, SRV, TMLPX, TORIX, TYG, VLPIX, and WEEI.

(7)	The benchmark for the U.S. utility sector is the Utilities Select Sector SPDR Fund (XLU), which is an ETF linked to the Utilities Select Sector Index (IXU), a subset of the S&P 500.
(8)	Fiscal Q2 2025 (3/1/25 – 5/31/25).
(9)	Fiscal YTD (12/1/24 – 5/31/25).
(10)	Returns and valuation multiples reflect the average of gas-focused companies including AM, DTM, KMI, LNG, TRP, and WMB, and oil/liquids-focused companies including HESM, KNTK, OKE, PAA, TRGP, and WES.
(11)

Actual events and conditions may differ materially from the assumptions used to establish this return estimate (“target returns”). Target returns are neither a guarantee nor a prediction or projection of future performance and there can be no assurance that the target returns will be achieved. Target returns for individual investments may be either greater or less than the target return. A broad range of risks could cause KYN to fail to meet its investment objectives and/or these target returns. The target returns for midstream equities set forth herein should not be viewed as an indicator of likely performance returns to investors. While subject to numerous assumptions, the primary considerations incorporated into these target returns are estimated dividend yields of 4% to 6%, estimated annual growth in dividends and cash flows of 5% to 7%, and estimated annual “excess” free cash flow of 0% to 3%. After incorporating the impacts of fees, expenses and leverage, Kayne Anderson views KYN as having the potential to generate similar annual returns on a net basis for investors. There is no guarantee that the facts on which such assumptions are based will materialize as anticipated.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio of Long-Term Investments by Category

Top 10 Holdings by Issuer
			Percent of Long-Term Investments as of
	Holding	Category	May 31, 2025	November 30, 2024
1.	The Williams Companies, Inc.	Midstream Energy Company	11.3%	9.8%
2.	Energy Transfer LP	Midstream Energy Company	10.0	10.4
3.	Enterprise Products Partners L.P.	Midstream Energy Company	9.8	10.1
4.	MPLX LP	Midstream Energy Company	9.7	9.0(1)
5.	Cheniere Energy, Inc.	Midstream Energy Company	8.4	6.4
6.	Kinder Morgan, Inc.	Midstream Energy Company	6.8	6.0
7.	ONEOK, Inc.	Midstream Energy Company	5.9	7.1
8.	TC Energy Corporation	Midstream Energy Company	5.3	3.6
9.	Targa Resources Corp.	Midstream Energy Company	4.8	7.2
10.	Western Midstream Partners, LP	Midstream Energy Company	3.8	4.2

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(1)        Includes ownership of common and preferred units.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. We intend to achieve our investment objective by investing at least 80% of our total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary of Key Terms for the meaning of capitalized terms not otherwise defined herein.

As of May 31, 2025, we had total assets of $3.2 billion, net assets applicable to our common stockholders of $2.3 billion (net asset value of $13.79 per share) and 169.1 million shares of common stock outstanding.

Recent Events

On May 27, 2025, we announced the appointments of Holli C. Ladhani and Michael N. Mears as independent directors of KYN.

Holli C. Ladhani is an experienced executive and board director in the energy, chemicals, power, and infrastructure sectors. Ms. Ladhani most recently served as President, Chief Executive Officer, and a member of the board of directors of Select Energy Services, Inc., a publicly traded provider of water management and chemical solutions to the energy industry. Prior to that, she was Chairman and CEO of Rockwater Energy Solutions, where she also held earlier executive roles, including Chief Financial Officer. Earlier in her career, Ms. Ladhani served as Executive Vice President and CFO of Dynegy Inc., and began her professional journey at PricewaterhouseCoopers. Ms. Ladhani currently serves on the boards of Amrize (NYSE: AMRZ), AmSpec, Onward Energy and Quanta Services, Inc. (NYSE: PWR). She previously served on the boards of Marathon Oil (until its acquisition by ConocoPhillips in 2024), Atlantic Power, Noble Energy, and Rosetta Resources. She has also served on the Board of Trustees of Rice University since 2018. Ms. Ladhani holds a Bachelor of Business Administration in Accounting from Baylor University and an MBA from Rice University.

Michael N. Mears is an accomplished executive in the energy infrastructure sector and an experienced director in the energy and power sectors. Mr. Mears most recently served as Chairman, President, and Chief Executive Officer of Magellan Midstream Partners, L.P., a publicly traded pipeline and storage company, from 2011 until his retirement in April 2022. He joined Magellan at its formation in 2002 and held several senior leadership roles, including Chief Operating Officer and Senior Vice President of Transportation and Terminals. Prior to Magellan, Mr. Mears held a range of management positions at Williams Pipeline Company, the predecessor to Magellan, where he began his career in 1985. Mr. Mears currently serves on the boards of Devon Energy Corporation (NYSE: DVN) and Sempra (NYSE: SRE). At Sempra, he chairs the Corporate Governance Committee and serves on the Executive and Compensation and Talent Development Committees. Mr. Mears holds a Bachelor of Science degree in Chemical and Petroleum Refining Engineering from the Colorado School of Mines.

On June 24, 2025, Caroline A. Winn notified us of her decision to resign from the Company’s Board of Directors. Her decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. Winn was recently promoted to the position of Executive Vice President of Sempra overseeing Southern California Gas Company and San Diego Gas & Electric Company. Following Ms. Winn’s resignation, the Board is comprised of seven directors, six of whom are Independent Directors.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Results of Operations — For the Three Months Ended May 31, 2025

Investment Income.    Investment income totaled $21.8 million for the quarter. We received $40.6 million of dividends and distributions. We estimated that $18.8 million of the dividends and distributions received were return of capital distributions and/or distributions in excess of cost basis.

Operating Expenses.    Operating expenses totaled $19.7 million, including $11.0 million of investment management fees (net of fee waivers), $6.0 million of interest expense, $1.6 million of preferred stock distributions and $1.1 million of other operating expenses.

Net Investment Income.    Our net investment income was $2.3 million and included a current tax benefit of $0.9 million and a deferred tax expense of $0.7 million.

Net Realized Gains.    We had net realized gains of $12.3 million, consisting of realized gains from long term investments of $15.5 million, a current tax expense of $8.2 million and a deferred tax benefit of $5.0 million.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $110.7 million. The net change consisted of an $142.2 million decrease in unrealized gains on investments and a deferred tax benefit of $31.5 million.

Net Decrease in Net Assets Resulting from Operations.    As a result of the above, we had a net decrease in net assets resulting from operations of $96.1 million.

Distributions to Common Stockholders

The Company declares distributions on a monthly basis. During the three months ended May 31, 2025, the Company paid a monthly distribution of $0.08 per common share on each of the following dates: March 31, 2025, April 30, 2025 and May 30, 2025. Payment of future distributions is subject to the approval of the Company’s Board of Directors, as well as meeting the covenants on the Company’s debt agreements and the terms of its preferred stock.

The Board of Directors considers several items in setting our distributions to common stockholders including net distributable income (as defined below), realized and unrealized gains and expected returns for portfolio investments.

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the Reconciliation of NDI to GAAP section for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2025
Distributions and Other Income from Investments
Dividends and Distributions	$40.6
Expenses
Net Investment Management Fee	(11.0)
Other Expenses	(1.1)
Interest Expense	(6.0)
Preferred Stock Distributions	(1.6)
Income Tax Expense, net	0.2
Net Distributable Income (NDI)	$21.1
Weighted Shares Outstanding	169.1
NDI per Weighted Share Outstanding	$0.125

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•   A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•   GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•   We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

Liquidity and Capital Resources

At May 31, 2025, we had total leverage outstanding of $542 million, which represented 17% of total assets. Under normal market conditions, our policy is to utilize leverage in an amount that represents 20% to 25% of total assets. Currently, we intend to operate with leverage below the lower end of this range, maintaining total leverage in a range of 17.5% to 20% of total assets. Total leverage was comprised of $388 million of senior unsecured notes (“Notes”) and $154 million of mandatory redeemable preferred stock (“MRP Shares”). As of May 31, 2025, we did not have any borrowings outstanding under our

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

unsecured revolving credit facility (the “Credit Facility”) and we had $12 million of short term investments in money market funds. As of July 24, 2025, we had $10 million of borrowings outstanding under our Credit Facility and we had $1 million of short term investments in money market funds.

Our Credit Facility has a total commitment of $175 million and matures on February 19, 2026. The interest rate on borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

As of May 31, 2025, we had $388 million of Notes outstanding that mature between 2025 and 2036 and we had $154 million of MRP Shares outstanding that are subject to mandatory redemption between 2026 and 2032. On June 20, 2025, we redeemed all $20 million of our Series QQ Notes at par value. We expect to refinance our remaining 2025 Notes maturities with a combination of borrowings under our Credit Facility, additional issuances of Notes and cash on hand.

At May 31, 2025, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 740% for debt and 530% for total leverage (debt plus preferred stock). We target asset coverage ratios that give us the ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our leverage (we often refer to this as our “downside cushion”). At this time, we target asset coverage ratios that provide approximately 55% to 60% of downside cushion relative to our financial covenants. Our leverage targets are dependent on market conditions as well as certain other factors and may vary from time to time.

As of May 31, 2025, our total leverage consisted of 91% of fixed rate obligations and 9% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 4.83%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2025
(amounts in 000’s)
(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 136.6%
Equity Investments(1) — 136.6%
Midstream Energy Company(2) — 128.7%
Antero Midstream Corporation	2,180	$40,933
Archrock, Inc.	469	11,673
Cheniere Energy, Inc.	1,126	266,858
DT Midstream, Inc.	577	60,442
Enbridge Inc.(3)	2,209	102,676
Energy Transfer LP	18,271	319,377
Enterprise Products Partners L.P.	10,176	313,636
Excelerate Energy, Inc.	395	11,103
Hess Midstream LP	1,733	64,103
Ironwood Midstream Energy Partners III LLC — Series A Units(4)(5)(6)(7)	5	490
Ironwood Midstream Energy Partners III LLC — Series B Units(4)(5)(6)(7)	216	21,649
Kinder Morgan, Inc.	7,682	215,408
MPLX LP	6,052	308,648
ONEOK, Inc.	2,306	186,393
Pembina Pipeline Corporation(3)	2,981	111,735
Plains All American Pipeline, L.P.	4,746	78,504
Sentinel Midstream Highline JV Holdings LLC(4)(5)(8)(9)	1,500	43,500
Streamline Innovations Holdings, Inc. — Series C Preferred Shares(4)(5)(7)(8)(10)	5,500	44,000
Targa Resources Corp.	965	152,477
TC Energy Corporation(3)	3,312	167,701
The Williams Companies, Inc.	5,944	359,652
Western Midstream Partners, LP	3,224	120,561
		3,001,519
Power Infrastructure Company(2) — 3.0%
Entergy Corporation	399	33,237
Sempra Energy	472	37,119
		70,356
Other — 3.3%
Air Products and Chemicals, Inc.	138	38,474
Linde plc(3)	80	37,570
		76,044
Energy and Power Services Company(2) — 1.6%
Quanta Services, Inc.	107	36,483
Total Long-Term Investments — (Cost — $2,275,535)		3,184,402

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2025
(amounts in 000’s)
(UNAUDITED)

Description	No. of Shares/Units	Value
Short-Term Investment — Money Market Fund — 0.5%
First American Money Market Fund Treasury Obligations Fund — Class X Shares, 4.22%(11) (Cost — $12,143)	12,143	$12,143
Total Investments — 137.1% (Cost — $2,287,678)		3,196,545

Debt		(388,235)
Mandatory Redeemable Preferred Stock at Liquidation Value		(153,603)
Current Income Tax Liability, net		(12,614)
Deferred Income Tax Liability, net		(297,058)
Other Liabilities in Excess of Other Assets		(13,296)
Net Assets Applicable to Common Stockholders		$2,331,739

____________

(1)     Unless otherwise noted, equity investments are common units/common shares.

(2)     Refer to Glossary of Key Terms for definitions of Midstream Energy Company, Power Infrastructure Company and Energy and Power Services Company.

(3)     Foreign security.

(4)     Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(5)     The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of May 31, 2025, the aggregate value of restricted securities held by the Company was $109,639 (3.4% of total assets). All restricted securities held by the Company are classified as Level 3 securities. See Note 7 — Restricted Securities.

(6)     Ironwood Midstream Energy Partners III LLC (“IMEP III”) is a privately-held company organized to acquire, build, own, and operate midstream assets. The Company holds Series A voting units (“IMEP III Series A Units”) and Series B non-voting units (“IMEP III Series B Units”). The IMEP III Series A Units and Series B Units rank pari passu with respect to priority of distributions and liquidation preference and are senior to all other classes of equity. The Company’s ownership of IMEP III Series A Units represents 49% of the voting interests in IMEP III. Under the Investment Company Act of 1940, a company is generally presumed to “control” a portfolio company if it, together with affiliates, owns 25% or more of the portfolio company’s outstanding voting securities. Accordingly, IMEP III is deemed to be a control affiliate of the Company. See Note 3 — Fair Value and Note 5 — Agreements and Affiliations.

(7)     Security is non-income producing.

(8)     The Company believes that it is an affiliate of Sentinel Midstream Highline JV Holdings LLC (“Sentinel Midstream”) and Streamline Innovations Holdings, Inc. (“Streamline”). See Note 5 — Agreements and Affiliations.

(9)     Sentinel Midstream is a privately-held company that operates energy infrastructure assets near the Texas and Louisiana Gulf Coast which are referred to as Enercoast Energy Infrastructure (“EEI”). The Company is the owner of Series A-2 units which represent a membership interest in Sentinel Midstream (“Sentinel-EEI Series A-2 Units”). The Sentinel-EEI Series A-2 Units are pari passu with Series A-1 Units, and are senior to other classes of common equity in terms of liquidation preference and priority of distributions. See Note 3 — Fair Value.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2025
(amounts in 000’s)
(UNAUDITED)

(10)   Streamline is a privately-held company. Streamline Series C Preferred Shares are convertible into common equity at any time at the Company’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Company to achieve a 20.0% internal rate of return on its investment.

(11)   The rate indicated is the yield as of May 31, 2025.

As of May 31, 2025, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	86.8%
Canada	12.0%
Europe/U.K.	1.2%

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2025
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated investments (Cost — $2,200,342)	$3,074,763
Affiliated investments (Cost — $53,051)	87,500
Control-affiliated investments (Cost — $22,142)	22,139
Short-term investments (Cost — $12,143)	12,143
Receivable for securities sold	2,834
Dividends and distributions receivable (Cost — $1,585)	1,606
Deferred credit facility offering costs and other assets	964
Total Assets	3,201,949

LIABILITIES
Payable for securities purchased	2,595
Investment management fee payable, net	11,028
Accrued directors’ fees	260
Accrued expenses and other liabilities	8,493
Current income tax liability	12,614
Deferred income tax liability, net	297,058
Notes	388,235
Unamortized notes issuance costs	(2,489)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (6,144,117 shares issued and outstanding)	153,603
Unamortized mandatory redeemable preferred stock issuance costs	(1,187)
Total Liabilities	870,210
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,331,739
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (169,126,038 shares issued and outstanding, 193,855,883 shares authorized)	$169
Paid-in capital	2,560,395
Total distributable earnings (loss)	(228,825)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,331,739
NET ASSET VALUE PER COMMON SHARE	$13.79

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three Months Ended May 31, 2025	For the Six Months Ended May 31, 2025
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$38,895	$78,758
Affiliated investments	1,551	2,553
Money market mutual funds	135	225
Total dividends and distributions (after foreign taxes withheld of $750 and $1,489, respectively)	40,581	81,536
Return of capital	(18,150)	(35,211)
Distributions in excess of cost basis	(646)	(1,284)
Net dividends and distributions	21,785	45,041
Interest income
Non-affiliated investments	4	308
Total Investment Income	21,789	45,349

Expenses
Investment management fees	11,508	23,363
Directors’ fees	307	612
Professional fees	234	496
Administration fees	143	293
Insurance	79	155
Reports to stockholders	77	143
Stock exchange listing fees	36	91
Custodian fees	39	80
Other expenses	130	193
Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	12,553	25,426
Investment management fee waiver	(480)	(1,003)
Interest expense including amortization of offering costs	6,039	12,444
Distributions on mandatory redeemable preferred stock including amortization of offering costs	1,623	3,244
Total Expenses — before taxes	19,735	40,111
Net Investment Income — Before Taxes	2,054	5,238
Current income tax benefit	950	151
Deferred income tax expense	(714)	(106)
Net Investment Income	2,290	5,283

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	15,503	26,144
Foreign currency transactions	42	27
Securities sold short	—	674
Current income tax expense	(8,216)	(22,432)
Deferred income tax benefit	5,019	15,836
Net Realized Gains (Losses)	12,348	20,249

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(151,870)	(219,590)
Investments — affiliated	9,585	15,286
Investments — control-affiliated	(3)	(3)
Foreign currency translations	50	11
Deferred income tax benefit	31,531	50,196
Net Change in Unrealized Gains (Losses)	(110,707)	(154,100)
Net Realized and Unrealized Gains (Losses)	(98,359)	(133,851)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(96,069)	$(128,568)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2025 (Unaudited)		For the Fiscal Year Ended November 30, 2024
OPERATIONS
Net investment income, net of tax(1)	$5,283		$12,816
Net realized gains, net of tax	20,249		154,137
Net change in unrealized gains (losses), net of tax	(154,100)		762,720
Net Increase (Decrease) in Net Assets Resulting from Operations	(128,568)		929,673
DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(32,083	)(2)	(165,744)
Distributions — return of capital	(49,097	)(2)	—
Dividends and Distributions to Common Stockholders	(81,180)		(165,744)
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(209,748)		763,929
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,541,487		1,777,558
End of period	$2,331,739		$2,541,487

____________

(1)     Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(2)     The characterization of the distributions paid to common stockholders for the six months ended May 31, 2025, as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits and may differ from this preliminary estimate.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2025
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(128,568)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	35,211
Distributions in excess of cost basis	1,284
Net realized gains (excluding foreign currency transactions)	(26,144)
Net realized gains on securities sold short	(674)
Net change in unrealized gains and losses (excluding foreign currency translations)	204,307
Purchase of long-term investments	(341,513)
Proceeds from sale of long-term investments	475,491
Proceeds from securities sold short	25,071
Purchase of securities to cover securities sold short	(24,398)
Proceeds from sale of short-term investments, net	537
Amortization of deferred debt offering costs	573
Amortization of mandatory redeemable preferred stock offering costs	164
Increase in receivable for securities sold	(81)
Decrease in dividends and distributions receivable	1,055
Increase in other assets	(9)
Increase in payable for securities purchased	2,595
Increase in investment management fee payable	369
Decrease in accrued directors’ fees	(38)
Decrease in accrued expenses and other liabilities	(214)
Increase in current income tax liability	12,181
Decrease in deferred income tax liability	(65,925)
Net Cash Provided by Operating Activities	171,274
CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(68,000)
Costs associated with credit facility	(675)
Redemption of notes	(21,419)
Cash distributions paid to common stockholders	(81,180)
Net Cash Used in Financing Activities	(171,274)
NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	—
CASH — END OF PERIOD	$—

____________

Supplemental disclosure of cash flow information:

During the six months ended May 31, 2025, interest paid related to debt obligations was $11,957 and income tax paid was $10,100 (net of refunds received).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2025 (Unaudited)		For the Fiscal Year Ended November 30,
			2024	2023		2022
Per Share of Common Stock(1)
Net asset value, beginning of period	$15.03		$10.51	$10.64		$8.91
Net investment income (loss)(2)	0.03		0.08	0.12		0.07
Net realized and unrealized gain (loss)	(0.79)		5.42	0.59		2.44
Total income (loss) from operations	(0.76)		5.50	0.71		2.51
Common dividends(3)	(0.19)		(0.98)	(0.83)		(0.78)
Common distributions — return of capital(3)	(0.29)		—	—		—
Total dividends and distributions — common	(0.48)		(0.98)	(0.83)		(0.78)
Offering expenses associated with the issuance of common stock	—		—	(0.01	)(4)	—
Effect of issuance of common stock	—		—	—		—
Effect of shares issued in reinvestment of dividends and distributions	—		—	—		—
Total capital stock transactions	—		—	—		—
Net asset value, end of period	$13.79		$15.03	$10.51		$10.64
Market value per share of common stock, end of period	$12.16		$13.68	$8.57		$9.04
Total investment return based on common stock market value(5)	(7.7	)%(6)	75.4%	4.3%		27.2%
Total investment return based on net asset value(7)	(4.7	)%(6)	57.1%	8.7%		30.5%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,331,739		$2,541,487	$1,777,558		$1,448,022
Ratio of expenses to average net assets
Management fees (net of fee waiver)	1.8%		1.9%	1.9%		2.0%
Other expenses	0.2		0.2	0.2		0.2
Subtotal	2.0		2.1	2.1		2.2
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3		1.4	1.5		1.2
Income tax expense(9)	—	%(6)	12.5%	1.9		6.1
Total expenses	3.3%		16.0%	5.5%		9.5%
Ratio of net investment income (loss) to average net assets(2)	0.4%		0.6%	1.2%		0.7%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(5.3	)%(6)	46.7%	8.0%		24.1%
Portfolio turnover rate	10.2	%(6)	51.7%	48.8%		28.2%
Average net assets	$2,413,854		$1,992,389	$1,399,694		$1,344,102
Notes outstanding, end of period(10)	$388,235		$409,654	$286,679		$260,789
Borrowings under credit facilities, end of period(10)	$—		$68,000	$9,000		$—
Term loan outstanding, end of period(10)	$—		$—	$50,000		$50,000
Mandatory redeemable preferred stock, end of period(10)	$153,603		$153,603	$153,094		$111,603
Average shares of common stock outstanding	169,126,038		169,126,038	137,758,656		133,664,106
Asset coverage of total debt(11)	740.2%		664.2%	658.5%		601.8%
Asset coverage of total leverage (debt and preferred stock)(12)	530.3%		502.6%	456.4%		442.8%
Average amount of borrowings per share of common stock during the period(1)	$2.71		$2.39	$2.30		$2.79

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2021	2020	2019	2018
Per Share of Common Stock(1)
Net asset value, beginning of period	$6.90	$13.89	$16.37	$15.90
Net investment income (loss)(2)	(0.08)	(0.34)	(0.26)	(0.45)
Net realized and unrealized gain (loss)	2.74	(5.87)	(0.75)	2.74
Total income (loss) from operations	2.66	(6.21)	(1.01)	2.29
Common dividends(3)	—	—	—	(1.80)
Common distributions — return of capital(3)	(0.65)	(0.78)	(1.47)	—
Total dividends and distributions — common	(0.65)	(0.78)	(1.47)	(1.80)
Offering expenses associated with the issuance of common stock	—	—	—	(0.01	)(13)
Effect of issuance of common stock	—	—	—	—
Effect of shares issued in reinvestment of dividends and distributions	—	—	—	(0.01)
Total capital stock transactions	—	—	—	(0.02)
Net asset value, end of period	$8.91	$6.90	$13.89	$16.37
Market value per share of common stock, end of period	$7.77	$5.89	$12.55	$15.85
Total investment return based on common stock market value(5)	44.0%	(47.3)%	(12.4)%	14.8%
Total investment return based on net asset value(7)	41.0%	(44.3)%	(6.1)%	14.2%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,126,479	$872,914	$1,755,216	$2,066,269
Ratio of expenses to average net assets
Management fees (net of fee waiver)	1.8%	2.3%	2.3%	2.3%
Other expenses	0.3	0.3	0.1	0.2
Subtotal	2.1	2.6	2.4	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3	3.6	2.1	1.9
Income tax expense(9)	5.1	—	—	—
Total expenses	8.5%	6.2%	4.5%	4.4%
Ratio of net investment income (loss) to average net assets(2)	(0.9)%	(4.0)%	(1.6)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	31.4%	(73.8)%	(6.3)%	10.8%
Portfolio turnover rate	50.8%	22.3%	22.0%	25.8%
Average net assets	$1,068,396	$1,063,404	$2,032,591	$2,127,407
Notes outstanding, end of period(10)	$209,686	$173,260	$596,000	$716,000
Borrowings under credit facilities, end of period(10)	$63,000	$62,000	$35,000	$39,000
Term loan outstanding, end of period(10)	$50,000	$—	$60,000	$60,000
Mandatory redeemable preferred stock, end of period(10)	$101,670	$136,633	$317,000	$317,000
Average shares of common stock outstanding	126,447,554	126,420,698	126,326,087	118,725,060
Asset coverage of total debt(11)	480.6%	529.1%	399.9%	392.4%
Asset coverage of total leverage (debt and preferred stock)(12)	365.5%	334.7%	274.1%	282.5%
Average amount of borrowings per share of common stock during the period(1)	$2.43	$2.88	$6.09	$6.52

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.18	$19.20	$36.71
Net investment income (loss)(2)	(0.45)	(0.61)	(0.53)
Net realized and unrealized gain (loss)	(0.92)	2.80	(14.39)
Total income (loss) from operations	(1.37)	2.19	(14.92)
Common dividends(3)	(0.53)	—	(2.15)
Common distributions — return of capital(3)	(1.37)	(2.20)	(0.48)
Total dividends and distributions — common	(1.90)	(2.20)	(2.63)
Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	—	—	0.03
Effect of shares issued in reinvestment of dividends and distributions	(0.01)	(0.01)	0.01
Total capital stock transactions	(0.01)	(0.01)	0.04
Net asset value, end of period	$15.90	$19.18	$19.20
Market value per share of common stock, end of period	$15.32	$19.72	$18.23
Total investment return based on common stock market value(5)	(13.8)%	24.1%	(47.7)%
Total investment return based on net asset value(7)	(8.0)%	14.6%	(42.8)%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,826,173	$2,180,781	$2,141,602
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%	2.5%	2.6%
Other expenses	0.1	0.2	0.1
Subtotal	2.6	2.7	2.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0	2.8	2.4
Income tax expense(9)	—	7.9	—
Total expenses	4.6%	13.4%	5.1%
Ratio of net investment income (loss) to average net assets(2)	(2.4)%	(3.4)%	(1.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(7.5)%	12.5%	(51.7)%
Portfolio turnover rate	17.6%	14.5%	17.1%
Average net assets	$2,128,965	$2,031,206	$3,195,445
Notes outstanding, end of period(10)	$747,000	$767,000	$1,031,000
Borrowings under credit facilities, end of period(10)	$—	$43,000	$—
Term loan outstanding, end of period(10)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$292,000	$300,000	$464,000
Average shares of common stock outstanding	114,292,056	112,967,480	110,809,350
Asset coverage of total debt(11)	383.6%	406.3%	352.7%
Asset coverage of total leverage (debt and preferred stock)(12)	275.8%	296.5%	243.3%
Average amount of borrowings per share of common stock during the period(1)	$7.03	$7.06	$11.95

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

____________

(1)       Based on average shares of common stock outstanding.

(2)       Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)       The characterization of the distributions paid for the six months ended May 31, 2025, is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from this preliminary estimate. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)       Represents offering costs incurred in connection with the merger of Kayne Anderson NextGen Energy & Infrastructure, Inc.

(5)       Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)       Not annualized.

(7)      Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)       Unless otherwise noted, ratios are annualized.

(9)      For the six months ended May 31, 2025, and the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $43,645 (1.8% of average net assets) $190,326 (17.9% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(10)    Principal/liquidation value.

(11)    Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(12)    Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

(13)    Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

1.      Organization

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to shareholders. The Company intends to achieve this objective by investing at least 80% of its total assets in the securities of Energy Infrastructure Companies. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.” For more information about the Company’s investment objective, policies and principal risks, see Investment Objective, Policies and Risks in the Company’s most recently filed annual report.

On November 13, 2023, KYN completed its merger with Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) (the “Merger”). Pursuant to the terms of the merger agreement, KMF was merged with and into KYN, and KMF stockholders received either newly issued common stock of KYN or cash. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

On August 1, 2024, a class action complaint was filed in the Circuit Court for Baltimore County against KMF and the members of its board of directors, as defendants, for alleged breaches of fiduciary duties arising from the merger of KMF and KYN. The Company defended against that litigation because it was the surviving entity from the Merger. Counsel for the defendants filed a motion to dismiss the claims, and on March 3, 2025 the court granted the motion to dismiss without leave to amend. The deadline for the plaintiff to file a notice of appeal has since passed, and the Company considers this matter closed.

2.      Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Pursuant to Rule 2a-5, the Company’s Board of Directors (the “Board”) has designated KA Fund Advisors, LLC (“KAFA“), the Company’s investment adviser, as the “Valuation Designee” to perform fair value determinations of the Company’s portfolio holdings, subject to

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

oversight by and periodic reporting to the Board. The Valuation Designee determines the fair value of the Company’s portfolio holdings in accordance with the Company’s valuation program, as adopted by the Board.

Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as Level 2 securities for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date.

Unless otherwise determined by the Valuation Designee, the following valuation process is used for such securities:

•  Valuation Designee.    The applicable investments are valued monthly by KAFA, as the Valuation Designee, with new investments valued at the time such investment was made. The applicable investments are valued by senior professionals of KAFA who comprise KAFA’s valuation committee. KAFA will specify the titles of the persons responsible for determining the fair value of Company investments, including by specifying the particular functions for which they are responsible, and will reasonably segregate fair value determinations from the portfolio management of the Company such that the portfolio manager(s) may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to portfolio investments.

•  Valuation Firm.    Quarterly, a third-party valuation firm engaged by KAFA reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of the Company’s total assets.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

At May 31, 2025, the Company held 4.7% of its net assets applicable to common stockholders (3.4% of total assets) in securities that were fair valued pursuant to these procedures (Level 3 securities). The aggregate fair value of these securities at May 31, 2025, was $109,639. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of dividends and distributions received from investments based on historical information available and other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and/or net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions for the Company’s investments are limited to the total amount of the cash distributions received from such investments. If the distributions received by the Company exceed its cost basis (i.e., its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

	For the Three Months Ended May 31, 2025	For the Six Months Ended May 31, 2025
Dividends and distributions (before foreign taxes withheld of $750 and $1,489, respectively, and excluding distributions in excess of cost basis)	$40,685	$81,741
Dividends and distributions — % return of capital	45%	43%
Return of capital — attributable to net realized gains (losses)	$1,865	$1,889
Return of capital — attributable to net change in unrealized gains (losses)	16,285	33,322
Total return of capital	$18,150	$35,211

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the six months ended May 31, 2025, the Company did not receive any paid-in-kind dividends or non-cash distributions.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and may differ substantially from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

The Company may rely to some extent on information provided by portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to the units/shares of such companies held in the portfolio and to estimate the associated current and/or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The Company may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2020 remain open and subject to examination by federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations and will do so in conformity with Rule 18f-4 under the 1940 Act.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be. The Company is liable for any interest, dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short).

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

O. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its notes and preferred stock as a deduction from the carrying value on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

P. Segment Reporting — In November 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, aimed at enhancing segment disclosure requirements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Company’s financial statements (if any).

3.      Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•   Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•   Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•   Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis at May 31, 2025, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,184,402	$3,074,763	$—	$109,639
Short-term investments	12,143	12,143	—	—
Total investments at fair value	$3,196,545	$3,086,906	$—	$109,639

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at May 31, 2025.

As of May 31, 2025, the Company had Notes outstanding with an aggregate principal amount of $388,235 and 6,144,117 of MRP Shares outstanding with a total liquidation value of $153,603. See Note 11 — Notes and Note 12 — Preferred Stock.

All of the Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. The Company determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2025, the estimated fair values of these leverage instruments are as follows:

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series PP through ZZ)	$388,235	$388,600
MRP Shares (Series R, S, T, W and X)	$153,603	$147,100

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2025.

Three Months Ended May 31, 2025	Equity Investments
Balance — February 28, 2025	$79,000
Purchases	22,142
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	8,497
Balance — May 31, 2025	$109,639

Net change in unrealized gain (loss) of investments still held at May 31, 2025	$8,497

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

Six Months Ended May 31, 2025	Equity Investments
Balance — November 30, 2024	$190,513
Purchases	22,142
Sales	—
Transfers out to Level 1 and 2	(116,513)
Realized gains (losses)	—
Change in unrealized gains (losses), net	13,497
Balance — May 31, 2025	$109,639

Net change in unrealized gain (loss) of investments still held at May 31, 2025	$13,497

The purchase of $22,142 for the three and six months ended May 31, 2025, relates to the Company’s investment in Ironwood Midstream Energy Partners III LLC (“IMEP III”) Series A Units and Series B Units, made during the second quarter of fiscal 2025. For the six months ended May 31, 2025, the $116,513 of transfers out relate to the Company’s investment in convertible preferred units of MPLX LP (“MPLX”). The convertible preferred units were converted into MPLX common units on February 11, 2025. The Company utilizes the beginning of the reporting period method for determining transfers between levels. The $8,497 and $13,497 of net unrealized gains for the three and six months ended May 31, 2025, respectively, relates to investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

IMEP III is a privately-held company organized to acquire, build, own, and operate midstream assets. IMEP III is structured as an operating company that is required to distribute all available cash through quarterly distributions, subject to debt covenants and necessary operating reserves. The Company holds Series A voting units (“IMEP III Series A Units”) and Series B non-voting units (“IMEP III Series B Units”). The IMEP III Series A and Series B Units rank pari passu with respect to priority of distributions and liquidation preference and are senior to all other classes of equity. Other classes of equity participate in distributions only after the IMEP III Series A and Series B Units have received cash distributions sufficient for IMEP Series A and Series B investors to realize certain yield and return thresholds.

The Company uses a discounted cash flow model to value the IMEP III Series A and Series B Units under four different operating scenarios. The Company then calculates a probability weighted value based on the various scenarios to determine the value of the IMEP III Series A and Series B Units.

Sentinel Midstream Highline JV Holdings LLC (“Sentinel Midstream”) is a privately-held company that operates energy infrastructure assets near the Texas and Louisiana Gulf Coast which are referred to as Enercoast Energy Infrastructure (“EEI”). The Company is the owner of Series A-2 units which represent a membership interest in Sentinel Midstream (“Sentinel-EEI Series A-2 Units”). The Sentinel-EEI Series A-2 Units are pari passu with Series A-1 Units (together, “Series A Units”), and are senior to other classes of common equity in terms of liquidation preference and priority of distributions. The Series A Units are entitled to receive periodic cash distributions. Other classes of common equity participate in distributions only after the Series A Units have received cash distributions sufficient for Series A investors to realize a 10% annualized return (IRR).

As part of the process to determine the fair value of the Sentinel-EEI Series A-2 Units, KAFA utilizes two valuation methodologies. One of the methodologies is based on publicly-traded enterprise value to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) multiples for comparable

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

companies and the second is based on a discounted cash flow model. A range of per share values is derived from these two methodologies. A per share value within the resulting range is then selected as the fair value.

The Company owns an investment in Streamline Innovations Holdings, Inc. (“Streamline”) Series C Preferred Shares. The Streamline Series C Preferred Shares are convertible into common equity at any time at the Company’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning in March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Company to achieve a 20.0% internal rate of return on its investment.

To determine the fair value of the Streamline Series C Preferred Shares, KAFA utilizes two methodologies: (1) convertible pricing model valuation that calculates the preferred security’s embedded conversion option, and takes into consideration the Series C Preferred Shares seniority and (2) estimated redemption price valuation discounted to present value. A per share value is derived from each methodology and a per share value is then selected as the fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of May 31, 2025:

Quantitative Table for Valuation Techniques

Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Range		Average
				Low	High
IMEP III Series A Units	490	- Discounted cash flow analysis	- Discount rate	19.7%	19.7%	19.7%
IMEP III Series B Units	21,649	- Discounted cash flow analysis	- Discount rate	19.7%	19.7%	19.7%
Sentinel-EEI Series A-2 Units	43,500	- EV/EBITDA multiples - Discounted cash flow analysis	- 2025 EV/EBITDA multiples - Illiquidity discount - Discount rate	8.0x 15% 18.0%	9.0x 15% 18.0%	8.5x 15% 18.0%
Streamline Series C Preferred Shares	44,000	- Option pricing model	- Time to exit (years) - Volatility	2 56.5%	4 61.5%	3 59.0%
			- Calculated equity value ($ in millions)	$ 314	$ 379	$ 345
		- Estimated redemption price	- Internal rate of return - Discount rate	20% 10.0%	20% 20.0%	20% 15.0%
Total	$109,639

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

4.      Risk Considerations

The Company’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Company than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Company also invests in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

At May 31, 2025, the Company had the following investment concentrations:
Category	Percent of Long-Term Investments
Equity securities(1)	100.0%
Energy Companies	97.6%
Energy Infrastructure Companies	96.5%
Largest single issuer	11.3%
Restricted securities	3.4%

____________

(1)     Includes common and preferred equity

For more information about the principal risks of investing in the Company, see Investment Objective, Policies and Risks in the Company’s most recently filed annual report.

5.      Agreements and Affiliations

A. Administration Agreement — On February 1, 2022, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company.

Upon completion of KYN’s merger with KMF, KAFA and the Company entered into an amended fee waiver agreement (the “Tier Waiver”) with KYN to reduce the asset levels at which the fee waivers take effect under the Tier Waiver. The breakpoints under the Tier Waiver were reset at the time of the merger such that the Company pays a management fee of 1.375% on average total assets up to $2,282,690 (which was the pro forma amount of KYN and KMF total assets for purposes of calculating the management fee as of the closing of the merger); 1.250% on average total assets in excess of this amount and up to $4,000,000; 1.125% on average total assets between $4,000,000 and $6,000,000; and 1.000% on average total assets

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

greater than $6,000,000. These tiered fee waivers result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. The Tier Waiver has an initial 3-year term and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”).

In addition to the Tier Waiver, KAFA also agreed to waive an additional amount of management fees (based on KYN and KMF assets at the closing of the merger) (the “Merger Waiver”) such that pro forma management fees payable to KAFA would be equal to the aggregate management fee payable if KYN and KMF had remained standalone companies. The Merger Waiver has a term of three years from the closing of the merger (so long as KAFA remains the investment advisor to KYN) and was calculated to be $606 per year based on KYN and KMF’s assets under management at the closing of the merger. Any amount waived by KAFA pursuant to the Tier Waiver and/or Merger Waiver may not be recouped.

The investment management agreement has a current term through April 30, 2026 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Independent Directors). For the six months ended May 31, 2025, the Company paid management fees at an annual rate of 1.316% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result,

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company would be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Ironwood Midstream Energy Partners III LLC — IMEP III is a privately-held midstream operating company managed under the direction of its Board of Directors (“IMEP III Board”) pursuant to the IMEP III LLC Agreement (“IMEP III LLCA”). The IMEP III Board is comprised of five members: three designated by IMEP III management and two designated by the Company. James C. Baker, Jr., Chairman, President and Chief Executive Officer of the Company, and Ron M. Logan, Jr., Executive Vice President of the Company, serve as the Company’s appointed directors to the IMEP III Board.

The Company’s investment in IMEP III includes both voting and non-voting equity interests, with its ownership of the IMEP III Series A Units representing 49% of the voting interests of IMEP III. In addition to its ownership of the voting securities of IMEP III, the Company possesses certain minority protective rights under the IMEP III LLCA, which require its consent before IMEP III may undertake specified corporate actions. Pursuant to the IMEP III Series A and Series B Unit Purchase Agreement (“IMEP III UPA”), the Company has committed to fund approximately $127,000 in additional capital to IMEP III. Any capital called pursuant to the IMEP III UPA must be authorized by the IMEP III Board and also requires the Company’s prior written consent under its minority protective rights. This commitment is not included in the net assets of the Company as of May 31, 2025.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

As the Company owns more than 25% of IMEP III’s voting securities, IMEP III is considered a control affiliate of the Company for financial reporting purposes under the 1940 Act.

Sentinel Midstream Highline JV Holdings LLC — Pursuant to the terms of the Sentinel-EEI Series A-2 Units, Kayne Anderson has the right to designate one director of Sentinel Midstream for so long as Kayne Anderson and its affiliates continue to beneficially own at least 70% of its initial investment and at least 10% of the outstanding Series A units. Mr. Logan serves as the Kayne Anderson appointed director of Sentinel Midstream. The Company believes it is an affiliate of Sentinel Midstream under the 1940 Act by virtue of the Company’s ownership interest in Sentinel Midstream and Kayne Anderson’s director designation right.

Streamline Innovations Holdings, Inc. — Pursuant to the terms of the Streamline Series C Preferred Shares, Kayne Anderson has the right to designate one director of Streamline for so long as Kayne Anderson and its affiliates continue to beneficially own at least 50% of the Streamline Series C Preferred Shares. Mr. Logan serves as the Kayne Anderson appointed director of Streamline. The Company believes that it is an affiliate of Streamline under the 1940 Act by virtue of the Company’s ownership interest in Streamline and Kayne Anderson’s director designation right.

The following table summarizes the Company’s investments in affiliates as of and for the three and six months ended May 31, 2025:

Investment(1)	No. of Shares/Units (in 000’s)(2)		Value At 5/31/2025	Gross Additions/Reductions for the Six Months Ended 5/31/2025		Dividends/ Distributions Received		Net Realized Gains (Losses)		Net Change in Unrealized Gains (Losses)
	11/30/2024	5/31/2025		Additions	Reductions	Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended
Control Affiliates
IMEP III Series A Units	—	5	$490	$490	$—	$—	$—	$—	$—	$—	$—
IMEP III Series B Units	—	216	21,649	21,649	—	—	—	—	—	(3)	(3)
Total Control Affiliates			$22,139	$22,139	$—	$—	$—	$—	$—	$(3)	$(3)

Non-Control Affiliates
Sentinel-EEI Series A-2 Units	1,500	1,500	$43,500	$—	$—	$1,551	$2,553	$—	$—	$4,085	$7,036
Streamline Series C Preferred Shares	5,500	5,500	44,000	—	—	—	—	—	—	5,500	8,250
Total Non-Control Affiliates			$87,500	$—	$—	$1,551	$2,553	$—	$—	$9,585	$15,286
Total Affiliates			$109,639	$22,139	$—	$1,551	$2,553	$—	$—	$9,582	$15,283

____________

(1)     See Schedule of Investments for investment classifications.

(2)     During the three and six months ended May 31, 2025, the Company purchased 5 IMEP III Series A Units and 216 IMEP III Series B Units. There were no other purchases or sales of affiliates during the three and six months ended May 31, 2025.

6.      Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

As of May 31, 2025, the components of the Company’s deferred tax assets and liabilities are as follows:

Current tax payable, net	$(12,614)

Deferred tax assets:
Capital loss carryforward — Federal	$9,714
Capital loss carryforward — State	648
Net operating loss carryforward — Federal	976
Net operating loss carryforward — State	378
Valuation allowance	(10,592)

Deferred tax liabilities:
Net unrealized gains on investment securities	(298,182)
Total deferred income tax asset (liability), net	$(297,058)

During the six months ended May 31, 2025, the Company made $10,100 of tax payments (net of refunds received).

As of May 31, 2025, the Company had a net current income tax payable of $12,614, which was comprised of a net state tax liability of $143 and a net federal tax liability of $12,471.

As of May 31, 2025, the Company had capital loss carryforwards of $46,760 (federal and state deferred tax asset of $9,714 and $648, respectively). Realization of capital loss carryforwards is dependent on generating sufficient capital gains prior to their expiration. These capital loss carryforwards are associated with KYN’s merger with KMF (as described below) and will expire if not used by fiscal 2028.

As of May 31, 2025, the Company had a federal net operating loss carryforward of $4,647 (subject to the FMO Section 382 limitation described below; federal and state deferred tax asset of $976 and $378, respectively). This net operating loss can be carried forward indefinitely.

On March 4, 2022, the Company completed its merger with Fiduciary/Claymore Energy Infrastructure Fund (“FMO”). The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the “Code”). Upon completion of the merger, the Company acquired all of the tax attributes of FMO, including $6,310 of net operating losses. These net operating losses are subject to limitations as set forth in Section 382 of the Code which limit the amount of losses than can be utilized after a change in ownership. The annual FMO Section 382 limitation is $1,663. For the six months ended May 31, 2025, the Company estimates it has realized sufficient taxable income to utilize $1,663 of acquired FMO net operating losses.

On November 13, 2023, the Company completed its merger with KMF. The merger qualified as a tax-free reorganization under Section 368(a) of the Code. Upon completion of the merger, the Company acquired all pre-merger KMF losses, including $355,751 of capital losses (subject to a five year carryforward period which expires in fiscal 2028). All pre-merger losses acquired from KMF, including the capital losses, are subject to limitations as set forth in Section 382 of the Code which limit the amount of losses that can be utilized after a change in ownership. The annual KMF Section 382 limitation is $15,587 per year. In addition, limitations under Section 384 of the Code further limit any losses acquired for a period of five years following the merger such that pre-merger losses of KMF may not be utilized to offset pre-merger gains of KYN (nor could pre-merger gains of KMF be offset against pre-merger losses of KYN).

As a result of limitations on these losses post-merger, the Company has written off the deferred tax asset associated with capital losses that exceed the portion of losses that will become available through the annual KMF Section 382 limitation (prior to the statutory expiration of the capital loss carryforward

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

period). Following the merger, $78,670 of capital losses became available to the Company subject to the limitations described. Capital loss carryforwards acquired through the merger with KMF will expire if not utilized by fiscal year 2028.

For the six months ended May 31, 2025, the Company estimates it has realized sufficient post-merger gains to utilize $15,587 of acquired pre-merger KMF capital losses. As a result, the Company has reduced the valuation allowance previously established for these losses.

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the time period over which these deferred tax assets can be utilized.

As of May 31, 2025, the Company has determined that it is not more likely than not that all of its deferred tax assets would be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance of $10,592 has been established, primarily related to the remaining losses acquired in the merger with KMF.

The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a further valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment income (loss) and realized and unrealized gains (losses) on investments before taxes as follows:

For the Six Months Ended May 31, 2025
Computed federal income tax expense (benefit) at 21%	$(36,165)
Foreign tax credit	(1,489)
State income tax expense (benefit), net of federal tax	(1,452)
dividend received deduction, non-deductible distributions on MRP Shares and other, net	(1,138)
Decrease in valuation allowance – Federal	(3,273)
Decrease in valuation allowance – State	(128)
Total income tax expense (benefit)	$(43,645)

As a limited partner of MLPs, the Company includes its allocable share of such MLP’s income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the six months ended May 31, 2025, the Company increased its tax cost basis by approximately $33,763 due to 2024 net allocated income (after considering Section 163(j) limitations on the deduction for business interest expense) from its MLP investments.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

As of May 31, 2025, the cost basis of investments for federal income tax purposes was $1,829,160. The cost basis for federal income tax purposes is $458,518 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the cumulative allocated losses from its MLP investments. At May 31, 2025, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$1,373,338
Gross unrealized depreciation of investments (including options, if any)	(5,953)
Net unrealized appreciation of investments before foreign currency related translations	1,367,385
Unrealized appreciation on foreign currency related translations	22
Net unrealized appreciation of investments	$1,367,407

Distributions in the amount of $6,411 paid to holders of MRP Shares and $165,744 paid to common stockholders for the fiscal year ended November 30, 2024, were characterized as dividends (eligible to be treated as qualified dividend income). These characterizations are based on the Company’s earnings and profits.

7.      Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments may have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At May 31, 2025, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Equity Investments
IMEP III Series A Units	3/14/25	(2)	5	$490	$490	$100.00	0.0%	0.0%
IMEP III Series B Units	3/14/25	(2)	216	21,652	21,649	100.00	0.9	0.7
Sentinel-EEI Series A-2 Units	11/30/23	(2)	1,500	25,571	43,500	29.00	1.9	1.3
Streamline Series C
Preferred Shares	(3)	(2)	5,500	27,480	44,000	8.00	1.9	1.4
Total of all restricted securities				$75,193	$109,639		4.7%	3.4%

____________

(1)     Securities are valued using significant unobservable inputs (Level 3) as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)     Unregistered or restricted security of a private company.

(3)     Security was acquired at various dates in prior fiscal years.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

8.      Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — For the six months ended May 31, 2025, the Company did not have any option contracts outstanding.

Interest Rate Swap Contracts — For the six months ended May 31, 2025, the Company did not have any interest rate swap contracts outstanding.

As of May 31, 2025, the Company held no derivative instruments. The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended May 31, 2025
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Securities sold short	Securities sold short	$ —	$ —
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Six Months Ended May 31, 2025
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Securities sold short	Securities sold short	$ 674	$ —

9.      Investment Transactions

For the six months ended May 31, 2025, the Company purchased and sold securities in the amounts of $341,513 and $475,491, respectively (excluding short-term investments and securities sold short, if any).

10.   Credit Facility

On February 20, 2025 the Company entered into a new $175,000 unsecured revolving credit facility (the “Credit Facility”). The Credit Facility matures on February 19, 2026 and replaces the Company’s $135,000 unsecured revolving credit facility that was scheduled to mature on February 20, 2025. The interest rate on outstanding borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the six months ended May 31, 2025, the average amount of borrowings outstanding under the Company’s credit facilities was $54,242 average interest rate of 5.84%. As of May 31, 2025, the Company did not have any borrowings outstanding under the Credit Facility.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

As of May 31, 2025, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.   Notes

At May 31, 2025, the Company had $388,235 aggregate principal amount of Notes outstanding. On April 16, 2025, the Company redeemed all $21,419 of its Series GG Notes at par value. The table below sets forth a summary of the redemptions and key terms of each series of Notes outstanding during the six months ended May 31, 2025.
Series	Principal Outstanding November 30, 2024	Principal Redeemed	Principal Outstanding May 31, 2025	Unamortized Issuance Costs	Estimated Fair Value May 31, 2025	Fixed/Floating Interest Rate	Maturity
GG	$21,419	$(21,419)	$—	$—	$—	3.67%	4/16/25
PP	50,000	—	50,000	92	50,900	3-month SOFR + 151 bps	6/19/26
QQ	20,000	—	20,000	2	20,100	1.81%	6/19/25
RR	45,000	—	45,000	267	43,700	4.57%	5/18/32
SS	45,000	—	45,000	290	42,700	4.67%	8/2/34
TT	18,235	—	18,235	4	18,400	3.82%	8/8/25
UU	40,000	—	40,000	299	39,900	5.18%	3/29/33
VV	25,000	—	25,000	260	25,700	5.79%	1/10/34
WW	35,000	—	35,000	265	36,400	5.65%	5/22/31
XX	40,000	—	40,000	318	41,100	5.79%	5/22/34
YY	30,000	—	30,000	289	30,200	5.19%	9/18/31
ZZ	40,000	—	40,000	403	39,500	5.45%	9/18/36
	$409,654	$(21,419)	$388,235	$2,489	$388,600

Holders of the fixed rate Series QQ through SS Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. Holders of the fixed rate Series TT through ZZ Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of May 31, 2025, the weighted average interest rate on the outstanding Notes was 5.07%.

As of May 31, 2025, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At May 31, 2025, the Company was in compliance with all covenants under the Notes agreements.

12.   Preferred Stock

At May 31, 2025, the Company had 6,144,117 shares of MRP Shares outstanding, with a total liquidation value of $153,603 ($25.00 per share liquidation value). The table below sets forth a summary of the key terms of each series of MRP Shares outstanding at May 31, 2025.
Series	Liquidation Value May 31, 2025	Unamortized Issuance Costs	Estimated Fair Value May 31, 2025	Fixed/Floating Dividend Rate	Mandatory Redemption Date
R	$41,828	$148	$40,400	3.38%	2/11/27
S	49,775	435	46,000	3.60%	2/11/30
T	20,000	262	19,100	5.07%	8/2/32
W	12,000	62	11,500	2.44%	9/1/26
X	30,000	280	30,100	5.49%	9/18/29
	$153,603	$1,187	$147,100

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (the last day of February, May 31, August 31 and November 30).

As of May 31, 2025, each series of MRP Shares was rated “A+” by KBRA. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At May 31, 2025, the Company was in compliance with the asset coverage requirement of its MRP Shares.

13.   Common Stock

As of May 31, 2025, the Company had 193,855,883 shares of common stock authorized and 169,126,038 shares outstanding. As of May 31, 2025, Kayne Anderson Capital Advisors, L.P. (“KACALP”) owned 808,748 shares of the Company.

During the six months ended May 31, 2025 and the fiscal year ended November 30, 2024, there were no common stock transactions.

14.   Subsequent Events

On June 2, 2025, the Company declared a monthly distribution of $0.08 per common share which was subsequently paid on June 30, 2025. Of the total distribution of $13,530, pursuant to the Company’s dividend reinvestment plan, $864 was reinvested into the Company through open market purchases of common stock.

On June 20, 2025, the Company redeemed all $20,000 of its Series QQ Notes at par value.

On June 24, 2025, Caroline A. Winn notified the Company of her decision to resign from the Board of Directors of the Company. Ms. Winn confirmed that her decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Following Ms. Winn’s resignation, the Board is comprised of seven directors, six of whom are Independent Directors.

On July 1, 2025, the Company declared a monthly distribution of $0.08 per common share payable July 31, 2025.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy and Power Services Companies” means companies that provide technical, operational, engineering, technological, logistical, consulting, or other services to Energy and Energy Infrastructure Companies. These companies typically do not own Energy Infrastructure Assets, but instead support the broader energy and power ecosystems through specialized services. Their offerings may include construction management, maintenance, environmental compliance, system integration, software and digital solutions, and other support functions critical to the development and operation of energy and power systems. Their services and technologies may also support grid modernization, energy efficiency initiatives, automation, data analytics, and other essential solutions supporting energy and power infrastructure operations.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, and (b) Power Infrastructure Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in (a) transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities or (b) the capture, transportation or sequestration of carbon dioxide.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Power Infrastructure Companies” means companies involved in the development, ownership, operation, or management of assets essential to the generation, transmission, distribution, storage, or consumption of electrical power. This category includes Utility Companies and Renewable Infrastructure Companies, as well as independent power producers, transmission and distribution network operators and energy storage providers. Power Infrastructure Companies may utilize energy from a broad range of sources, including conventional (e.g., coal, natural gas, nuclear) and renewable (e.g., solar, wind, hydroelectric, geothermal, biomass) resources.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity, steam, natural gas or transportation fuels, from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and organic waste.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

The Company has adopted a Dividend Reinvestment Plan (the “Plan”), as further described below. A stockholder is automatically enrolled in the Plan unless that stockholder specifically elects to receive cash distributions, as further described below. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants. There are no brokerage charges with respect to shares issued directly by the Company as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

An investor that holds common stock of the Company with a brokerage firm that does not participate in the Plan will not be able to participate in the Plan. In addition, an investor that participates in the Plan through a brokerage account may not be able to transfer common stock of the Company to another brokerage firm and continue to participate in the Plan.

The following are the terms of the Company’s Dividend Reinvestment Plan:

Kayne Anderson Energy Infrastructure Fund, Inc., a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases,

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify Equiniti Trust Company, LLC, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.equiniti.com/us, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to Equiniti Trust Company, LLC, P.O. Box 10027, Newark NJ 07101 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004
Amended: December 13, 2005
Amended: March 12, 2009

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

At a meeting held on April 3, 2025, the Company’s Board of Directors (the “Board”) approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year period from May 1, 2025 through April 30, 2026.

During the course of each year and in connection with their consideration of the continuation of the Agreement, the Board received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vii) information on any material legal proceedings or regulatory audits or investigations affecting the Company or the Adviser.

After receiving and reviewing these materials, the Board, at an in-person meeting called for such purpose (the “Meeting”), discussed the terms of the Agreement. Representatives from the Adviser attended the Meeting and presented additional oral and written information to the Board to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

Discussed below are certain of the factors considered by the Board in continuing the Agreement. This discussion is not intended to be all-inclusive. The Board, including the Independent Directors, reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings and in various discussions with senior management of the Adviser relating specifically to the Adviser and the Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

Taking all of the information and deliberations into account, the Independent Directors reviewed various factors presented to them, the detailed information provided by the Adviser at the Meeting and at other times throughout the year, and other relevant information and the following factors, none of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Board, including the Independent Directors, considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Board, including the Independent Directors, considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, and the large and experienced team of investment, accounting, legal, and compliance professionals at the Adviser dedicated to the Company. The Board, including the Independent Directors, also considered the quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the responsible handling of the Company’s leverage ratios and distribution determinations through volatile energy markets, and the continued efforts to maximize returns and position the Company’s portfolio to grow. The Board, including the Independent Directors, took note of the Adviser’s excellent track record in identifying and executing on key investment themes as well as the Company’s access to investments and capital markets due in part

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

to the Adviser’s credibility with institutional investors. The Board, including the Independent Directors, took further note of the Adviser’s prudent and conscientious handling of certain strategic initiatives over the past several years, including the expansion of the Company’s investment mandate in 2020 to provide greater potential for future growth, and the Adviser’s diligent approach in structuring the mergers of the Company with other closed-end funds to best serve the interests of the Company’s stockholders and further grow the Company’s assets, namely the mergers with Kayne Anderson Energy Development Company (“KED”) in 2018, Fiduciary/Claymore Energy Infrastructure Fund, Inc. in 2022 and Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) in 2023 (collectively, the “Mergers”). The Board, including the Independent Directors, also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Board, including the Independent Directors, noted the high quality of services provided by the Adviser during periods when the market faces significant turmoil, as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Board, including the Independent Directors, discussed the scope of responsibilities of, and resources expected to be available to, the key investment management and other personnel of the Adviser. Based on information provided by the Adviser, the Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and should be able to sustain that quality and depth, and that the nature and the proposed cost of such advisory services would be fair and reasonable in light of the services expected to be provided.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company over various periods ended February 28, 2025. The data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company. The comparative information showed that the performance of the Company is satisfactory on an overall basis compared to other similar closed-end funds for various periods despite certain periods of lower relative performance. Based upon their review and consideration of applicable securities price indices, the Independent Directors concluded that the Company’s investment performance over time has been satisfactory compared to other closed-end funds that focus on investments in energy infrastructure companies, and that the Company has generated strong returns for investors over various periods. The Independent Directors noted that in addition to the information received for the Meeting, the Independent Directors also receive detailed performance information for the Company at each regular meeting of the Board during the year. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of funds within its peer group. The Independent Directors also considered the greater risks and burdens associated with managing the Company compared to private funds and separate accounts. The Adviser’s successful handling of past and recent market downturns and management of related leverage and distribution challenges, the administrative burden resulting from the Company’s tax complexities, the Company’s participation in private investments, the Adviser’s long-standing relationships with management teams in the energy sector, and the Adviser’s track record for successful pricing and timing strategies related to capital raising for the Company were also noted by

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee rate. Based on those comparisons, the Independent Directors concluded that the management fee for the Company remains reasonable.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the Adviser’s efforts to manage operating expenses, including significant declines in operating expenses over various periods since inception. They further noted that the Company’s operating expenses decreased by 1 basis point as a percentage of average total assets in 2024 as compared to 2023 as a result of economies of scale realized after the merger with KMF, and that the Company’s operating expenses are the lowest among both its closed-end and open-end fund peers. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Company and noted that the Adviser expects to achieve further reductions in the Company’s operating expense ratio in 2025. They considered the information provided by the Adviser relating to the Company’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. They also noted that beginning on October 1, 2012, the Adviser agreed to a breakpoint under the existing fee structure through an annual fee waiver agreement, and that the Adviser agreed to additional breakpoints that became effective December 11, 2014, further lowered those breakpoint levels in connection with the reorganization with KED effective August 6, 2018, and again lowered those breakpoints in connection with the KMF merger in November 2023, further reducing the effective average fee rate as the Company’s assets grow. The Independent Directors considered that the successful completion of the Mergers had enabled, and would continue to enable, the Company to leverage greater economies of scale. The Independent Directors also considered the Adviser’s commitment to retaining its robust and high-quality investment team and professional staff devoted to the Company in a competitive environment for investment and compliance professionals. The Independent Directors concluded that the fee structure for the Company is reasonable in view of the information provided by the Adviser, including the breakpoints in place for the Company, which represent a sharing of the economies of scale that would result from substantial future growth of the Company. The Independent Directors then noted that they would continue to monitor and review further growth of the Company in order to remain comfortable with the fee structure after any applicable future economies of scale.

Conclusion

Based on the review of the Board, including its consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

ANNUAL CERTIFICATION

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•   without charge, upon request, by calling (877) 657-3863;

•   on the Company’s website, www.kaynefunds.com; and

•   on the SEC’s website, www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-PORT and Form N-30B-2. The Company’s Form N-PORT and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Company also makes its quarterly reports available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

This Privacy Notice (“Notice”) provides information about the data that is collected, processed, used, transmitted and stored by KA Fund Advisors, LLC and its affiliates (collectively “we,” “Kayne Anderson” or the “Firm”), and Kayne Anderson’s commitment to appropriately using and protecting the data collected.

Generally speaking, Kayne Anderson collects data about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you provide to us orally; and

•   Information about your transactions with us, our affiliates or others.

When you use our services, you acknowledge that you have read and understand the contents of this Notice.

Defining Personal Information

Various laws and regulations use different terms and definitions for information about individuals that is personal and should be protected. Some laws and regulations consider only very limited types of information to be protected and private. Others include much broader categories.

At Kayne Anderson, we have chosen to adopt the broader approach to what information must be protected and kept private. In this notice, “Personal Information” (or “PI”) refers to data that could be used, alone or in combination with other data, to identify you as an individual. It can include name, physical address, email address, IP address, date of birth, social security number, passwords, financial information, and more.

What Personal Information Do We Collect?

Kayne Anderson does not collect more information than is needed to conduct its business and satisfy any associated regulatory requirements. The following are examples of the types of personal information that we may collect:

•   Name, address, phone number and email address;

•   Age, date of birth, occupation and marital status;

•   Personal identifier, depending on your country of residence, such as your Social Security Number; and

•   Financial information, including account balances and assets, and, in certain jurisdictions, representations required under applicable law or regulation concerning your financial resources.

How Do We Collect Information?

When Kayne collects data from you directly, we will provide Kayne Anderson’s contact information and Kayne Anderson’s purpose for collecting and processing the data.

Do We Need Consent to Collect Your Data?

By providing your data, you consent to its collection, processing, use, transfer and storage. Your consent can be withdrawn at any time by providing adequate notice (see below) to Kayne Anderson. However, withdrawing your consent may impact your ability to invest in our funds.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

How Do We Use Personal Information?

We use your personal information for a variety of business purposes, including but not limited to, the following:

•   For our everyday business purposes to administer, facilitate and manage your relationship and/or account(s) with Kayne Anderson.

•   To contact you or your designated representative(s) in connection with your relationship and/or account;

•   To monitor and audit compliance with our internal policies and procedures; and

•   To comply with and enforce applicable legal and regulatory requirements.

If your relationship with Kayne Anderson ends, we will continue to treat your personal information, to the extent we retain it, as described in this Notice.

With Whom Do We Share Personal Information?

Privacy is an integral part of the Firm. We do not disclose your personal information to third parties, except as described in this Notice, and never for compensation. Additionally, we will not share your personal information with third parties without your specific consent or unless Kayne Anderson is required or permitted to by law (such as Regulation S-P) and/or government authorities.

Third parties that we share personal information with are required to maintain the confidentiality of such information and are prohibited from using your personal information for purposes other than those that were specified upon receipt of your data. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

We will not sell your personal information. If we share your personal information with third parties performing services for us, or acting on our behalf, we will not allow them to use your information for other purposes, and we will contractually require them to protect your information.

What Security Measures Do We Have?

Kayne Anderson restricts access to personal information about you to those employees who need to know that information to provide financial products or services to you. Kayne Anderson has physical, electronic and administrative safeguards in place to help protect data from loss, misuse, unauthorized access, disclosure, alteration, and destruction. This includes a dedicated group of information security personnel that design, implement and monitor our information security program.

Please contact us for a copy of Kayne Anderson’s policies for more information on the Firm’s information security practices and procedures.

How Long Do We Retain Personal Information?

We will retain your personal information for the period necessary to fulfill our services and the purposes outlined in this Notice unless a longer retention period is required by law.

How Can You Manage Your Personal Information?

If you would like to request, delete, or update the personal information that you provided us, or exercise any of your data protection rights you may contact us using the contact information below. For your protection, we will need to verify your identity prior to complying with your request. Kayne Anderson does not charge for this service.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

Kayne Anderson will make a good faith effort to process your request without undue delay and within the timeframe provided by applicable law. You are also entitled to have Kayne Anderson modify or delete any information that you believe is incorrect or out of date. Kayne Anderson reserves the right to limit or deny access to personal information where providing such information would be unreasonably burdensome or expensive or as otherwise permissible under relevant laws. If Kayne Anderson determines that access cannot be provided in any particular instance, Kayne Anderson will provide the individual requesting access with an explanation of why it has made that determination and a contact point for any further inquiries.

What Rights Do California Clients Have?

Under the California Consumer Privacy Act (CCPA), clients domiciled in California have certain rights with respect to their personal information. In particular, you may have the right to:

•   Request that we disclose, free of charge, the categories and specifics of the PI we collect about you as a California resident (and/or, if applicable, sell or otherwise disclose to a third party for business purposes). Currently, however, Kayne Anderson does not sell personal information.

•   Choose to opt-out of the sale of personal information. Currently, however, Kayne Anderson does not sell personal information.

•   Request that we delete the PI we have collected. Following our verification of the request, we will comply with the request and delete any or all of the PI in our possession that we collected from you and/or any or all such PI in the possession of our service providers, unless otherwise restricted by law or regulation. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Non-Discrimination for Exercising Your CCPA Right

We follow the requirements of California Civil Code §1798.125, and will not discriminate against any consumer who exercises the rights under the CCPA. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Contact Us

If you have questions, concerns, or suggestions related to our Notice or our privacy practices, contact the Investor Relations Team or Kayne’s Chief Compliance Officer, Michael O’Neil, at:

KA Fund Advisors, LLC
717 Texas Avenue, Suite 2200
Houston, TX 77002

Website: https://www.kaynefunds.com/
Email Address: CEF@kayneanderson.com
Toll Free Phone Number: 877-657-3863

Changes to this Privacy Notice

We reserve the right to update this Notice at any time to reflect changes in our policies concerning the collection and use of personal information.

This Privacy Notice was last revised on January 16, 2020.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

On April 9, 2025, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of February 19, 2025 (the “Record Date”), the Company had 169,126,038 outstanding shares of common stock and 6,144,117 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 141,210,601 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)       The election of Caroline A. Winn as director, to serve for a term of three years until the Company’s 2028 annual meeting of stockholders and until her successor is duly elected and qualified.

(a)     The election of Ms. Winn required the affirmative vote of the holders of a majority of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 137,978,667 shares were cast in favor, 2,094,252 shares were cast against and 1,137,682 shares abstained in the election of Ms. Winn.

As a result of the vote on this matter Ms. Winn was elected to serve as director of the Company for a three-year term.(1)

(ii)      The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2025.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of the vote on this proposal, abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote.

On this matter, 135,835,111 shares were cast in favor, 4,442,874 shares were cast against and 932,616 shares abstained.

As a result of the vote on this matter, the proposal was approved.

____________

(1)     Effective June 24, 2025, Caroline A. Winn resigned from the Company’s Board of Directors. Her decision to resign was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. See Note 14 — Subsequent Events.

Directors and Corporate Officers

James C. Baker, Jr.	Chairman of the Board of Directors, President and Chief Executive Officer
William H. Shea, Jr.	Lead Independent Director
William R. Cordes	Director
Holli C. Ladhani	Director
Michael N. Mears	Director
Barry R. Pearl	Director
Carita S. Walker	Director
Harrison J. Little	Executive Vice President
A. Colby Parker	Chief Financial Officer and Treasurer
Ron M. Logan, Jr.	Executive Vice President
Michael J. O’Neil	Executive Vice President and Secretary
Gordon H. Hamilton	Vice President
Adriana I. Jimenez	Vice President
Mark V. Mangilit	Chief Compliance Officer
Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 2200 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
2121 Avenue of the Stars, 9th Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar Equiniti Trust Company, LLC 48 Wall Street, Floor 23 New York, NY 10005 (888) 888-0317
Custodian U.S. Bank, N.A 1555 Rivercenter Drive Milwaukee, WI 53212	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017
Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2.       Code of Ethics.

Not applicable.

Item 3.       Audit Committee Financial Expert.

Not applicable.

Item 4.       Principal Accountant Fees and Services.

Not applicable.

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Investments.

(a)     Please see the schedule of investments contained in the KYN Semi-Annual Report for the six months ended May 31, 2025 included under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.       Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.     Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract.

See “Investment Management Agreement Approval Disclosure” included as part of the report to stockholders filed under Item 1 of this Form.

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1-31, 2024	101,489	$12.78	—	Not applicable
January 1-31, 2025	72,314	$13.52	—	Not applicable
February 1-28, 2025	75,280	$12.76	—	Not applicable
March 1-31, 2025	73,978	$12.92	—	Not applicable
April 1-30, 2025	79,002	$11.78	—	Not applicable
May 1-31, 2025	74,737	$12.26	—	Not applicable
Total	476,800	$12.67	—	—

____________

(1)    Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted September 27, 2004, and last amended March 12, 2009.

Item 15.     Submission of Matters to a Vote of Security Holders.

None.

Item 16.     Controls and Procedures.

(a)     The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)     There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not participate in securities lending activities during the six months ended May 31, 2025.

Item 18.     Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.     Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Not applicable.

(a)(3) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)    Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
Date: July 25, 2025	By:	/s/ James C. Baker, Jr.
James C. Baker, Jr.
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 25, 2025	By:	/s/ James C. Baker, Jr.
James C. Baker, Jr.
Chairman of the Board of Directors, President and Chief Executive Officer
Date: July 25, 2025	By:	/s/ A. Colby Parker
A. Colby Parker
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Not applicable.

(a)(3) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)    Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.